UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2005
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                       RAMTRON INTERNATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)

                                  Delaware
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             (State of or other jurisdiction of incorporation)

                                  0-17739
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                          (Commission File Number)

                                84-0962308
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                  (I.R.S. Employer Identification Number)

            1850 Ramtron Drive, Colorado Springs, Colorado 80921
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:    (719) 481-7000
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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION:

Ramtron International Corporation ("Ramtron") announced today its financial results for the second quarter ended June 30, 2005. Ramtron's revenue for the second quarter of 2005 totaled $11.1 million, compared with $14.7 million for the same quarter of 2004. The year-over-year revenue decline was due principally to the planned wind-down of sales to ENEL, which is expected to continue through 2005, as well as lower Mushkin revenue. Second-quarter net loss from continuing operations, as reported under U.S. generally accepted accounting principles (GAAP), was $3.7 million, or a loss of $0.16 per share (basic and diluted). This compared with net income from continuing operations of $1.2 million, or $0.05 per share (basic and diluted), for the second quarter of 2004.

The full text of the press release is attached as Exhibit 99.1 to this Form 8-K Current Report.

ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS:

     (a)  Financial Statements - Not Applicable
     (b)  Pro-Forma Financial Information - Not Applicable
     (c)  Exhibits:

                99.1   Press Release dated July 28, 2005.

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           RAMTRON INTERNATIONAL CORPORATION

                                           By:  /S/ Eric A. Balzer
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                                              Eric A. Balzer
                                              Chief Financial Officer
                                             (Principal Accounting Officer)

Dated July 28, 2005

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